Exhibit 10.2

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of February 11, 2011 (this “Amendment”), among AVAYA INC., a Delaware corporation (the “Borrower”), CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the Lenders (as defined below) party hereto.

PRELIMINARY STATEMENTS

A. The Borrower, Sierra Holdings Corp., a Delaware corporation (“Holdings”), the Administrative Agent and each lender from time to time party thereto (the “Lenders”) have entered into a Credit Agreement, dated as of October 26, 2007, as amended by Amendment No. 1 dated as of December 18, 2009 (as amended, supplemented or otherwise modified from time to time through the date hereof, the “Original Credit Agreement”).

B. The parties hereto wish to amend and restate the Original Credit Agreement in its entirety on the terms set forth in the Restated Credit Agreement (as defined below) to, among other things (a) extend the maturity of a portion of the Term B-1 Loans, and (b) permit future refinancings and extensions of the Term Loans and Revolving Credit Commitments.

C. Each Term B-1 Lender who executes and delivers this Amendment as an “Electing Term Lender” has agreed to extend the maturity of all or a portion of such Term B-1 Lender’s Term B-1 Loans in accordance with the terms and subject to the conditions set forth herein.

D. Each Lender who executes and delivers this Amendment has agreed to amend the Original Credit Agreement to be in the form of Annex A hereto.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Restated Credit Agreement or, if not defined therein, in the Original Credit Agreement.

SECTION 2. Amendment and Restatement. Effective as of the Restatement Effective Date (as defined below), and subject to the terms and conditions set forth herein, (i) the Original Credit Agreement is hereby amended and restated in the form of Annex A hereto (the Original Credit Agreement, as so amended and restated, being referred to as the “Restated Credit Agreement”), (ii) the Schedules attached hereto replace in their entirety the corresponding Schedules attached to the Original Credit Agreement and (ii) the Exhibits attached hereto hereby replace in their entirety the corresponding Exhibits attached to the Original Credit Agreement, if any, or constitute new Exhibits to the Restated Credit Agreement, as applicable.

SECTION 3. Extension of Certain of the Term B-1 Loans.

(a) Each Lender that is a Term B-1 Lender on the date hereof (an “Existing Term B-1 Lender”) may elect (an “Electing Term Lender”) to become a Term B-3 Lender and holder of a Term B-3 Loan subject to all of the rights, obligations and conditions thereto under the Restated Credit Agreement by executing the appropriate signature page in accordance with Section 3(b) hereof and delivering to the Administrative Agent such signature page (the “Term B-3 Loan Extension Election”) stating the amount of such Lender’s Term B-1 Loans outstanding immediately prior to the effectiveness of the Restated Credit Agreement (“Existing Term B-1 Loans”) that such Lender would like to extend and reclassify as Term B-3 Loans upon the effectiveness of the Restated Credit Agreement (the “Proposed Term B-3 Loan Amount”); provided that the aggregate amount of all Existing Term B-1 Loans that may be reclassified as Term B-3 Loans in accordance with this Section 3(b) shall not exceed sixty percent (60%) of the aggregate principal amount of Existing Term B-1 Loans outstanding immediately prior to the effectiveness of the Restated Credit Agreement (such amount, the “Extended Term Loan Cap”). In the event that the Electing Term Lenders collectively submit Term B-3 Loan Extension Elections prior to the Consent Deadline (as defined below) to extend and reclassify an aggregate principal amount of Existing Term B-1 Loans in excess of the Extended Term Loan Cap, each Electing Term Lender shall be deemed to have elected to extend and reclassify as Term B-3 Loans a principal amount of its Term B-1 Loans equal to the product of its Proposed Term B-3 Loan Amount multiplied by the quotient obtained by dividing the Extended Term Loan Cap by the aggregate Proposed Term B-3 Loan Amount of all Lenders obtained prior to the Consent Deadline, with rounding adjustments with respect to the amount to be allocated to each such Electing Term Lender as the Administrative Agent may determine in its discretion (any such reduction in any Lender’s Proposed Term B-3 Loan Amount as described in this sentence, an “Extension Cutback”).

(b) On the Restatement Effective Date, if the aggregate Proposed Term B-3 Loan Amount of all Electing Term Lenders obtained prior to the Consent Deadline is less than or equal to the Extended Term Loan Cap (including as a result of any Extension Cutbacks), each Existing Term B-1 Lender that has executed and delivered a counterpart to this Amendment as an “Electing Term Lender” (each, a “Term B-3 Lender”) and has designated on its signature page an aggregate principal amount of its Existing Term B-1 Loans to be treated as an “Extended Amount” (a “Term B-3 Loan”) shall have its Existing Term B-1 Loan automatically reclassified as a Term B-3 Loan for the purpose of the Restated Credit Agreement, in an aggregate principal amount equal to its Proposed Term B-3 Loan Amount, as adjusted by any Extension Cutback (such amount, as adjusted, the “Term B-3 Loan Amount”).

SECTION 4. Conditions of Effectiveness. This Amendment and the amendment and restatement of the Original Credit Agreement as set forth in Section 2 hereof shall become effective as of the first date (such date being referred to as the “Restatement Effective Date”) when each of the following conditions shall have been satisfied:

(a) Execution of Documents. The Administrative Agent shall have received (i) this Amendment, duly executed and delivered by (A) the Borrower, (B) each Electing Term Lender, (C) the Required Lenders, and (D) the Required Facility Lenders for the Term B-1 Loans as defined in the Original Credit Agreement and (ii) a Guarantor Consent and Reaffirmation, in the form of Annex B hereto, duly executed and delivered by each Guarantor.

(b) Consent Fee. The Administrative Agent shall have received from the Borrower a consent fee payable in Dollars for the account of each Lender (other than a Defaulting Lender) that has returned an executed signature page to this Amendment to the Administrative Agent at or prior to 5:00 p.m., New York City time on February 1, 2011 (the “Consent Deadline” and each such Lender, a “Consenting Lender”) equal to 0.25% of the sum of (x) the aggregate principal amount of Term Loans, if any, held by such Consenting Lender as of the Consent Deadline with respect to which a consent was delivered and (y) the aggregate amount of the Revolving Credit Commitment, if any, of such Consenting Lender as of the Consent Deadline with respect to which a consent was delivered.

(c) Certificate of Responsible Officer. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying the conditions precedent set forth in Sections 4.02(a) and (b) of the Restated Credit Agreement shall have been satisfied on and as of the Restatement Effective Date.

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(d) Fees. Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Morgan Stanley Senior Funding, Inc. shall have received on the Restatement Effective Date all fees separately agreed to with the Borrower.

(e) Notes. Each Lender that requests a Note pursuant to Section 10 hereof at least three (3) Business Days prior to the Restatement Effective Date shall have received an executed Note as provided for therein.

(f) Legal Opinion. The Administrative Agent shall have received a satisfactory legal opinion of counsel to the Borrower addressed to it and the Lenders.

(g) Conditions With Respect to Mortgaged Properties. The Administrative Agent shall have received (i) a completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property and (ii) with respect to any such Mortgaged Property that is located in a special flood hazard area, (x) a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto and (y) a copy of, or a certificate as to coverage under, the property and flood insurance policies required by Section 6.07 of the Credit Agreement and the applicable provisions of the Security Agreement, each of which shall include a loss payable or mortgagee endorsement (as applicable) in form and substance consistent with such certificates previously delivered to the Administrative Agent.

(h) Perfection Certificate and Lien Searches. The Administrative Agent shall have received (i) an updated perfection certificate with respect to the Loan Parties in form and substance consistent with such certificates previously delivered to the Administrative Agent, (ii) copies of a recent Lien and judgment search in each jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties and (iii) copies of a recent registered intellectual property search reasonably requested by the Administrative Agent with respect to the Loan Parties.

SECTION 5. Representations and Warranties. The Borrower represents and warrants as follows as of the date hereof:

(a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action. Neither the execution, delivery and performance by the Borrower of this Amendment will (a) contravene the terms of any of the Borrower’s Organization Documents, (b) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of the Borrower or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Credit Agreement) under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (c) violate any applicable material Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (b) and (c), to the extent that such breach, contravention or violation would not reasonably be expected to have a Material Adverse Effect.

(b) This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment, the Restated Credit Agreement and each other Loan Document to which the Borrower is a party, after giving effect to the amendments pursuant to this Amendment, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

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(c) Upon the effectiveness of this Amendment, no Default or Event of Default shall exist.

(d) Upon the effectiveness of this Amendment and after giving effect to the transactions contemplated hereby, the Borrower and its Restricted Subsidiaries, on a consolidated basis, are Solvent.

(e) Each of the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Restated Credit Agreement or any other Loan Document, is true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 6. Post-Effectiveness Obligations.

(a) Within sixty (60) days after the Restatement Effective Date, unless waived or extended in writing by the Administrative Agent in its sole discretion, with respect to each Mortgaged Property, the Borrower shall deliver or shall cause the applicable Loan Party to deliver the following to the Administrative Agent:

(i) with respect to each Mortgage encumbering Mortgaged Property, an amendment (each, a “Mortgage Amendment”) duly executed and acknowledged by the applicable Loan Party, and in form for recording in the recording office where such Mortgage was recorded, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, in each case in form and substance reasonably satisfactory to the Administrative Agent;

(ii) with respect to each Mortgage Amendment, an endorsement to the existing title insurance policy assuring the Administrative Agent that the Mortgage, as amended by the Mortgage Amendment, is a valid and enforceable first priority lien on such Mortgaged Property in favor of the Administrative Agent (as appropriate) for the benefit of the Secured Parties free and clear of all liens except those liens created or permitted by the Mortgage or by the Administrative Agent, and such endorsement to title insurance policy shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent;

(iii) with respect to each Mortgage Amendment, opinions of counsel to the Loan Parties, which opinions (x) shall be addressed to the Administrative Agent and each of the Secured Parties, (y) shall cover (i) the due authorization, execution, delivery of such Mortgage Amendment and (ii) the enforceability of the respective Mortgage as amended by the Mortgage Amendment, and (x) shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent; and

(iv) with respect to any Mortgaged Property on the Restatement Effective Date that is not located in a special flood hazard area, a copy of, or a certificate as to coverage under, the property and flood insurance policies required by Section 6.07 of the Credit Agreement and the applicable provisions of the Security Agreement, each of which shall include a loss payable or mortgagee endorsement (as applicable) in form and substance consistent with such certificates previously delivered to the Administrative Agent.

SECTION 7. Reference to and Effect on the Credit Agreement and the Loan Documents.

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(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Original Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Original Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(b) On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

SECTION 8. First Lien Intercreditor Agreement. The First Lien Intercreditor Agreement referred to in the Restated Credit Agreement is attached as Exhibit I-2 hereto.

SECTION 9. Costs and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent pursuant to Section 10.04 of the Credit Agreement.

SECTION 10. Replacement Notes. Each Term Lender executing this Amendment as an “Electing Term Lender” shall have received, if requested by it through the Administrative Agent, one or more replacement Notes payable to the order of such Term B-3 Lender duly executed by the Borrower in substantially the form of Exhibit C-5 hereto, evidencing such Term Lender’s Term B-3 Loans, as extended, and such Term Lender’s remaining Term B-1 Loans, if any; provided that such Term B-3 Lender shall have returned to the Borrower any Term Note held by it for cancellation.

SECTION 11. Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 12. Notices. All communications and notices hereunder shall be given as provided in the Restated Credit Agreement.

SECTION 13. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 14. Successors. The terms of this Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns.

SECTION 15. Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[The remainder of this page is intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AVAYA INC.

By:	/s/ Matthew Booher
Name:	Matthew Booher
Title:	Vice President and Treasurer

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ Tim Dilworth
Name:	Tim Dilworth
Title:	Vice President

By executing this signature page:

(i) as an Electing Term Lender, the undersigned institution agrees (A) to the terms of the Amendment and the Restated Credit Agreement and (B) on the terms and subject to the conditions set forth in the Amendment and the Restated Credit Agreement, to extend and reclassify its existing Term B-1 Loans as Term B-3 Loans in the amounts reflected,

(ii) as a Revolving Credit Lender, the undersigned institution agrees to the terms of the Amendment and the Restated Credit Agreement, and

(iii) as an existing Term Lender that is not an Electing Term Lender (any such Lender, a “Non-Extending Term Lender”), the undersigned institution agrees to the terms of the Amendment and the Restated Credit Agreement, but not to extend and reclassify its existing Term B-1 Loans, if any, as Term B-3 Loans.

Name of Lender:

Executing as an Electing Term Lender:
by
Name:
Title:

For any Institution requiring a second signature line:
by
Name:
Title:

Term B-1 Loans
Existing Amount	Extended Amount

________________	________________

Executing as a Non-Extending Term Lender:		Executing as a Revolving Credit Lender:
by		by
	Name:		Name:
	Title:		Title:

For any Institution requiring a second signature		For any Institution requiring a second signature
	line:		line:
by		by
	Name:		Name:
	Title:		Title:

ANNEX A

RESTATED CREDIT AGREEMENT

ANNEX B

GUARANTOR CONSENT AND REAFFIRMATION

                         , 2011

Reference is made to Amendment No. 2 to Credit Agreement attached as Exhibit A hereto (the “Amendment”), dated as of February 11, 2011 to the Credit Agreement dated as of October 26, 2007, as amended by Amendment No. 1, dated as of December 18, 2009 (as amended, supplemented or otherwise modified prior to the date hereof, the “Original Credit Agreement”), among Avaya Inc. (the “Borrower”), Sierra Holdings Corp., Citibank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each Lender from time to time party thereto. Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Amendment.

Each Guarantor hereby consents to the execution, delivery and performance of the Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Restatement Effective Date, be deemed to be a reference to the Restated Credit Agreement.

Each Guarantor hereby acknowledges and agrees that, after giving effect to the Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by the Amendment, are reaffirmed, and remain in full force and effect.

After giving effect to the Amendment, each Guarantor reaffirms each Lien granted by it to the Administrative Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Restated Credit Agreement, and shall continue to secure the Secured Obligations (after giving effect to the Amendment), in each case, on and subject to the terms and conditions set forth in the Restated Credit Agreement and the other Loan Documents.

Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.

This Consent is a Loan Document and shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

IN WITNESS WHEREOF, the parties hereto have duly executed this Consent as of the date first set forth above.

SIERRA HOLDINGS CORP.
AC TECHNOLOGIES, INC.
AVAYA CALA INC.
AVAYA EMEA LTD.
AVAYA FEDERAL SOLUTIONS, INC.
AVAYA GOVERNMENT SOLUTIONS INC.
AVAYA INTEGRATED CABINET SOLUTIONS INC.
AVAYA MANAGEMENT SERVICES INC.
AVAYA WORLD SERVICES INC.
INTEGRATED INFORMATION TECHNOLOGY CORPORATION
SIERRA ASIA PACIFIC INC.
TECHNOLOGY CORPORATION OF AMERICA, INC.
UBIQUITY SOFTWARE CORPORATION
VPNET TECHNOLOGIES, INC.
AVAYA HOLDINGS LLC
AVAYA HOLDINGS TWO, LLC
OCTEL COMMUNICATIONS LLC

By:
Name:
Title:

Exhibit A to

Guarantor Consent and Reaffirmation

Amendment No. 2 to Credit Agreement

EXHIBIT A

FORM OF

COMMITTED LOAN NOTICE

To:	Citibank, N.A., as Administrative Agent

Citigroup Global Loans

2 Penns Way, Suite 100

New Castle, DE 19720

Attention: [                                         ]

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Avaya Inc. (the “Borrower”), Sierra Holdings Corp., Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Borrower hereby gives you notice, irrevocably, pursuant to Section 2.02(a) of the Credit Agreement that it hereby requests (select one):

☐	A Borrowing of new Loans

☐	A conversion of Loans

☐	A continuation of Loans

to be made on the terms set forth below:

(A)	Class of Borrowing[1]

(B)	Date of Borrowing, conversion or continuation (which is a Business Day)

[1]	Term B-1, Incremental Term B-2, Term B-3, Dollar Revolving Credit or Alternative Currency Revolving Credit.

(C)	Principal amount[2]

(D)	Type of Loan[3]

(E)	Interest Period[4]

(F)	Currency of Loan

[The Borrower hereby represents and warrants that the conditions to lending specified in Section[s] 4.02(a) [and (b)]5 of the Credit Agreement will be satisfied as of the date of Borrowing set forth above.]6

[The above request has been made to the Administrative Agent by telephone at (212) [            ]].

[2]

Eurocurrency Rate Loans shall be in minimum of $1,000,000 (and any amount in excess of $1,000,000 shall be an integral multiple of $500,000). Base Rate Loans shall be in minimum of $500,000 (and any amount in excess of $500,000 shall be an integral multiple of $100,000).

[3]	Specify Eurocurrency or Base Rate. Alternative Currency Revolving Loans and Euro Term Loans must be Eurocurrency.
[4]	Applicable for Eurocurrency Borrowings/Loans only.
[5]	Inapplicable for the initial Credit Extensions on the Closing Date.
[6]	Applicable for Borrowings of new Loans only.

AVAYA INC.

By:
Name:
Title:

EXHIBIT C-5

LENDER: [—]

PRINCIPAL AMOUNT: $[—]

FORM OF

TERM B-3 NOTE

New York, New York

[Date]

FOR VALUE RECEIVED, the undersigned, AVAYA INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the Lender set forth above (the “Lender”) or its registered assigns, in lawful money of the United States of America in immediately available funds at the Administrative Agent’s Office (such term, and each other capitalized term used but not defined herein, having the meaning assigned to it in the Credit Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Sierra Holdings Corp., Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto) (i) on the dates set forth in the Credit Agreement, the principal amounts set forth in the Credit Agreement with respect to Term B-3 Loans made by the Lender to the Borrower pursuant to Section 2.01(a)(iii) of the Credit Agreement and (ii) on each Interest Payment Date, interest at the rate or rates per annum as provided in the Credit Agreement on the unpaid principal amount of all Term B-3 Loans made by the Lender to the Borrower pursuant to the Credit Agreement.

The Borrower promises to pay interest, on demand, on any overdue principal and, to the extent permitted by law, overdue interest from their due dates at the rate or rates provided in the Credit Agreement.

The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder hereof of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All borrowings evidenced by this note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such notation shall not affect the obligations of the Borrower under this note.

This note is one of the Term B-3 Notes referred to in the Credit Agreement that, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit

Agreement, all upon the terms and conditions therein specified. This note is secured and guaranteed as provided in the Credit Agreement and the Collateral Documents. Reference is hereby made to the Credit Agreement and the Collateral Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this note in respect thereof.

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

AVAYA INC.

By:
Name:
Title:

LOANS AND PAYMENTS

Date	Amount of Loan	Maturity Date	Payments of Principal/Interest	Principal Balance of Note	Name of Person Making the Notation

EXHIBIT E

FORM OF

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the] [each]1 Assignor (as defined below) and [the] [each]2 Assignee (as defined below) pursuant to Section 10.07 of the Credit Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Avaya Inc., a Delaware corporation (the “Borrower”), Sierra Holdings Corp., Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto, receipt of a copy of which is hereby acknowledged by [the] [each] Assignee. [It is understood and agreed that the rights and obligations of [the Assignors] [the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used in this Assignment and Assumption and not otherwise defined herein have the meanings specified in the Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the] [each] Assignor hereby irrevocably sells and assigns to [the Assignee] [the respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from [the Assignor] [the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, (i) all of [the Assignor’s] [the respective Assignors’] rights and obligations in [its capacity as a Lender] [their respective capacities as Lenders] under the Credit Agreement, any other Loan Documents and any other documents or instruments delivered pursuant to any of the foregoing to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor] [the respective Assignors] under the facility identified below (including participations in any Letters of Credit or Swing Line Loans included in such facility) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of

[1]	For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.
[2]	For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.
[3]	Select as appropriate.
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

action and any other right of [the Assignor (in its capacity as a Lender)] [the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Document or any other documents or instruments delivered pursuant to any of the foregoing or the transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned by [the] [any] Assignor to [the] [any] Assignee pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as [[the] [an] “Assigned Interest”). Such sale and assignment is without recourse to [the] [any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the] [any] Assignor.

1.	Assignor[s] (the “Assignor[s]”):

2.	Assignee[s] (the “Assignee[s]”):

Assignee is an Affiliate of: [Name of Lender]

Assignee is an Approved Fund of: [Name of Lender]

3.	Borrower: Avaya Inc.

4.	Administrative Agent: Citibank, N.A.

5.	Assigned Interest:

Facility	Aggregate Amount of Commitment/Loans of all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[5]
Dollar Revolving Credit Facility	$	$		%
Alternative Currency Revolving Credit Facility	$	$		%
Term B-1 Loans	$	$		%
Incremental Term B-2 Loans	$	$		%
Term B-3 Loans	$	$		%

Effective Date:

[5]	Set forth, to at least 8 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

The terms set forth in this Assignment and Assumption are hereby agreed to:

[NAME OF ASSIGNOR], as Assignor,

By:
Name:
Title:

[NAME OF ASSIGNEE], as Assignee,

By:
Name:
Title:

[Consented to and][6] Accepted:

CITIBANK, N.A., as Administrative Agent,

By:
Name:
Title:

[Consented to][7]: [ ],

as a Principal L/C Issuer,

By:
Name:
Title:

[Consented to] [8]:

CITIBANK, N.A., as Swing Line Lender,

By:
Name:
Title:

[6]	No consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to another Lender, an Affiliate of a Lender or an Approved Fund.
[7]	No consent of the Principal L/C Issuers shall be required for any assignment of a Term Loan or any assignment to an Agent or an Affiliate of an Agent.
[8]	Only required for any assignment of any of the Dollar Revolving Credit Facility.

AVAYA INC.[9]

By:
Name:
Title:

[9]

No consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default under Section 8.01(a) or, solely with respect to the Borrower, Section 8.01(f) of the Credit Agreement has occurred and is continuing, any Assignee.

CREDIT AGREEMENT1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [the relevant] Assigned Interest, (ii) [the] [such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings, the Borrower, or any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under

[1]	Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement dated as of October 26, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Avaya Inc. (the “Borrower”), Sierra Holdings Corp., Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and each lender from time to time party thereto.

Section 10.07(b) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.07(b)(i) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of [the] [the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the] [such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the] [such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received copies of the most recent financial statements delivered pursuant to Section 4.01(g) or 6.01 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vi) it has, independently and without reliance on any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vii) if it is not already a Lender under the Credit Agreement, attached to the Assignment and Assumption is an Administrative Questionnaire, (viii) the Administrative Agent has received a processing and recordation fee of $3,500 as of the Effective Date and (ix) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 3.01 of the Credit Agreement, duly completed and executed by the Assignee and (b) agrees that (i) it will, independently and without reliance upon any Agent, [the] [any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the] [each] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [each] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT I-2

FIRST LIEN INTERCREDITOR AGREEMENT

Schedule 10.02

ADMINISTRATIVE AGENT’S OFFICE, CERTAIN ADDRESSES FOR NOTICES

Administrative Agent, Swing Line Lender and L/C Issuer:

Robert Ross

Agency Loan Administrator

Citi Global Loan Operations

Citi Markets & Banking

1615 Brett Road

OPS 3

New Castle, DE 19720

P: 302-323-5499

F: 212-994-0961

Email: robert.ross@citi.com

Borrower:

c/o Avaya Inc.

211 Mt. Airy Road

Basking Ridge, New Jersey 07920

Attention:	Matthew Booher, Treasurer
Frank Mahr, Secretary

Facsimile: (908) 953-2657; (908) 953-4912

Email: mbooher@avaya.com; fmahr@avaya.com

Telephone: (908) 953-7500; (908) 953-3918

With a copy to:

Ropes & Gray LLP

One International Place

Boston, MA 02110

Attention: Byung Choi, Esq.

Facsimile: (617) 235-0452

Email: byung.choi@ropesgray.com

Telephone: 617-951-7277